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                                                                Exhibit 10.66


                           RESTATED SECURITY AGREEMENT

           (Accounts and/or Inventory, Chattel Paper, Contract Rights)

        This Restated Security Agreement made as of the 29th day of April, 1998 by and between DECORA, INCORPORATED, a Delaware corporation authorized to do business in the State of New York as DECORA MANUFACTURING, and having its principal place of business at One Mill Street, Fort Edward, New York 12828, which is located in the County of Washington (herein called "Debtor") and FLEET NATIONAL BANK (formerly known as Norstar Bank of Upstate NY), a banking association organized and existing under and by virtue of the laws of the United States of America and having an office for the transaction of business located at 69 State Street, Albany, Albany County, New York 12201.

                              W I T N E S S E T H:

        WHEREAS, the Debtor and the Secured Party entered into a Secured Revolving Line of Credit Agreement on April 18, 1990 (together with all amendments and modifications thereto herein called the "1990 Credit Agreement"); and

        WHEREAS, pursuant to the 1990 Credit Agreement the Debtor did grant Secured Party a security interest under the Uniform Commercial Code in, inter alia, all of Debtor's now owned and hereafter acquired or arising, wherever located, inventory, accounts receivable, chattel paper, contract rights, instruments and choses in action, plus all proceeds and products thereof, if any, and all replacements, additions and accessions thereto (herein called the "Collateral"); and

        WHEREAS, the Debtor and the Secured Party have, simultaneously herewith, modified and restated the 1990 Credit Agreement in full pursuant to the terms and conditions of a Restated Secured Revolving Line of Credit Agreement dated the date hereof executed between the Debtor and the Secured Party (herein called the "Restated Credit Agreement"); and

        WHEREAS, pursuant to the Restated Credit Agreement the Debtor and the Secured Party have agreed to continue the Secured Party's first priority security interest in the Collateral and to grant a present security interest in said Collateral all pursuant to the terms of this Restated Security Agreement.

        NOW, THEREFORE, the Debtor and the Secured Party agree as follows:

The Debtor, in consideration for any and all loans and other credit accommodations extended or to be extended to Debtor (or to others--the repayment of which is unconditionally guaranteed by Debtor) by Secured Party, and for other good and valuable consideration, receipt of which


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is acknowledged by Debtor, said Debtor does hereby continue the Secured Party's first priority security interest in the Debtor's Collateral created by the 1990 Credit Agreement and does grant to Secured Party a security interest under the Uniform Commercial Code in the Collateral.

        1. The security interest hereunder secures payment of any and all indebtedness of Debtor to Secured Party, whether now existing or hereafter incurred, of every kind and character,direct or indirect, absolute or contingent, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation, any sums advanced by Secured Party for taxes, assessments, insurance and other charges and expenses as hereinafter provided (all herein called the "Indebtedness").

        2. Debtor covenants that the Collateral and all records pertaining thereto will remain located at its principal place of business unless specified otherwise at Schedule A attached.

        3. So long as any Indebtedness remains unpaid, Debtor (a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except this Security Interest; and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party or except as otherwise permitted in any other agreement between Debtor and Secured Party; (b) will keep accurate and complete records concerning the Collateral; and will permit Secured Party or its agents to inspect the Collateral and to audit and make extracts from such records or any of Debtor's books, ledgers, reports, correspondence and other records; (c) upon demand, will deliver to Secured Party any instruments, any documents of title and any chattel paper representing or relating to the Collateral or any part thereof; any invoices, purchase orders, contracts or other documents representing or relating to purchases or other acquisitions or sales, leases or other dispositions of the Collateral and proceeds thereof; (d) will notify Secured Party promptly in writing of any change in Debtor's address specified above, and of any change in the location or any additional locations at which Collateral is kept; (e) in connection herewith, will execute and deliver to Secured Party such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices requested by Secured Party, and do such other things as Secured Party may request; (f) will pay or cause to be paid all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral;
(g) will insure or cause to be insured the Collateral against risks, and in coverage, form and amounts satisfactory to Secured Party, will cause Secured Party to be named as Lender Loss Payee under said policies, and at Secured Party's request, will deliver or cause to be delivered each policy or certificate of insurance thereof to Secured Party. In addition, Debtor hereby authorizes Secured Party, at Debtor's expense, to file any financing statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may deem appropriate.


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        4. Debtor agrees to deliver to Secured Party, in form satisfactory to
Secured Party, such year end financial statements, interim financial statements, copies of federal tax returns, and supporting schedules and reports as Secured Party may from time to time reasonably request; to cause any personal guarantor of any of the Indebtedness to deliver to Secured Party such financial statements and/or tax returns as Secured Party may from time to time reasonably request; to deliver or cause to be delivered any Landlord Waiver, Mortgagee Waiver, or other duly executed instruments of security or guaranty as Secured Party may now or hereafter deem necessary to carry out the intent and purpose of this Security Agreement. Debtor also agrees to furnish Secured Party from time to time upon request, written Aging Schedules concerning accounts and account debtors and such other written Schedules identifying and describing all Collateral as defined in this Security Agreement, then owned by Debtor, and any additions or substitutions thereof in such detail as Secured Party may require; and Secured Party may examine and inspect the Collateral and supporting books and documents at any reasonable time wherever located.

        5. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default as defined in the Restated Credit Agreement.

        6. Upon any such default and at any time thereafter, Secured Party may declare all Indebtedness secured hereby immediately due and payable and Secured Party shall have the remedies of a secured party provided in the Uniform Commercial Code, and in addition, those provided by other provisions of law and in this Security Agreement. Secured Party may notify any or all parties obligated to pay Debtor instruments, chattel paper, contract rights, and accounts arising from any of the foregoing, and may also direct any and all such account debtors to make all payments on any of the foregoing directly to Secured Party and Secured Party may demand, collect and sue for any of the foregoing (but without the obligation to do so), in either Debtor's or Secured Party's name at the latter's option, with the right to enforce, compromise, settle or discharge any of the foregoing, and may endorse Debtor's name on any and all checks, commercial paper and any other instruments pertaining to the foregoing. Secured Party will at all times have the right to enter upon any place or places where Collateral may be located and take possession on Debtor's premises or to remove the Collateral or any part thereof to such other premises as Secured Party may desire. Upon Secured Party's request, Debtor shall assemble the Collateral and make it available to Secured Party at a place designated by Secured Party. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least five days before such disposition, postage prepaid, addressed to Debtor at its place of business indicated in the opening paragraph of this Security Agreement or at any address appearing on Secured Party's records for Debtor. The expenses of pursuing, searching for, retaking, receiving, holding, storing, safeguarding, insuring, accounting for, advertising, preparing for sale or lease, selling, leasing and the like, plus fees for attorneys, certified public accountants, auctioneers, brokers and/or appraisers, and security guards, premiums for hazard insurance, and any other costs or disbursements whatsoever incurred by or contracted for by Secured Party in connection with the

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Collateral (including any of the foregoing incurred or contracted for by Secured
Party in connection with any bankruptcy or insolvency proceedings involving Debtor)--shall all be chargeable to the Collateral and then to Debtor. Debtor will be liable to Secured Party and on demand shall pay to Secured Party any deficiency which may remain after such sale or other disposition, and Secured Party agrees to remit to Debtor any surplus resulting therefrom after payment in full of the Indebtedness and the foregoing expenses.

        7. Upon Debtor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties, and Debtor shall pay an amount equal to the expense thereof to Secured Party forthwith upon written demand by Secured Party. No delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party hereunder are cumulative. Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any instrument or chattel paper constituting Collateral, whether or not in Secured Party's possession. Secured Party shall not be responsible to Debtor for loss or damage resulting from Secured Party's failure to enforce or collect any proceeds, chattel paper or account arising therefrom, or any instrument constituting Collateral hereunder. Debtor waives protest of any instrument constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured Party.

        8. All the rights, remedies, options, privileges and elections given to Secured Party hereunder shall inure to the benefit of its successors and assigns, and shall be binding on the heirs, executors, administrators or legal representatives, or the successors and assigns of Debtor. No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and by a duly authorized officer of Secured Party. Any partial invalidity of the provisions hereof shall not invalidate the remaining portions hereof. This Security Agreement shall be construed in accordance with the laws of the State of New York.

        9. As to the insurance referred to in paragraph 3 above, Debtor agrees that not only will Secured Party be named as a loss payee, but that all policies will include a Lender's Loss Payable Clause endorsement in favor of Secured Party, and proof of same will be submitted to Secured Party.

        10. Debtor hereby grants to Secured Party, a lien, security interest and right of setoff as security for all liabilities and obligations to Secured Party, whether now existing or hereafter

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arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of Debtor or any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE DEBTOR OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

        11. DEBTOR AND SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ACCEPT THIS SECURITY AGREEMENT AND MAKE THE LOAN.


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        IN WITNESS WHEREOF, Debtor has duly executed this Security Agreement as of the 29th day of April, 1998.

DEBTOR:                                 DECORA, INCORPORATED



                                        By: ______________________________
                                            Name:  Timothy N. Burditt
                                            Title: Vice President,
                                                   Administration Secretary


STATE OF NEW YORK    )
                     )ss:
COUNTY OF ALBANY     )

        On the 27th day of April, 1998, before me personally came Timothy N. Burditt, who being by me duly sworn, did depose and say that he resides in Clifton Park, New York; that he is the Vice President, Administration Secretary of DECORA, INCORPORATED, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                            ----------------------------------
                                                     Notary Public

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                                   Schedule A


                         List of Specific Trading Assets

If applicable - address and county location of all Collateral not at Debtor's place of business



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